                                                                   EXHIBIT 99(b)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                         HANGER ORTHOPEDIC GROUP, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Hanger Orthopedic Group, Inc., (the "Company") made pursuant
to the Prospectus, dated                , 2002 (the "Prospectus"), if
certificates or the outstanding 10 3/8% Senior Notes due 2009 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Wilmington Trust Company, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

             DELIVERY TO:  WILMINGTON TRUST COMPANY, EXCHANGE AGENT

          By Overnight Delivery or
        Registered or Certified Mail:                       By Hand in New York:
                                                          Wilmington Trust Company
          Wilmington Trust Company               c/o Computershare Trust Company of New York
             Rodney Square North                              Wall Street Plaza
          1100 North Market Street                      88 Pine Street, 19(th) Floor
          Wilmington, DE 19890-1615                          New York, NY 10005
            Attn: Corporate Trust                       Attn: Wilmington Trust/Hanger

                              By Hand in Delaware:

                            Wilmington Trust Company
                              301 West 11th Street
                           Wilmington, DE 19801-1615
                       Attn: Corporate Trust, 1(st) Floor

                         Facsimile Transmission Number
                       (for Eligible Institutions Only):
                                 (302) 636-4145

                   Confirm Receipt of Facsimile by Telephone:
                                 (302) 636-6472

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

 Principal Amount of Old Notes Tendered:*                 If Old Notes will be delivered by book-entry
                                                          transfer to The Depository Trust Company, provide
                                                          account number.
 $ --------------------------------------------------
          Certificate Nos. (if available):
 Total Principal Amount Represented by Old Notes
 Certificate(s):

 $ --------------------------------------------------     Account Number:-------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

                                       X
              ---------------------------------------------------

                                       X
              ---------------------------------------------------
                         Signature(s) of Owner(s) Date
                            of Authorized Signatory

                        Area Code and Telephone Number:
                    ---------------------------------------

     Must be signed by the holder(s) of Old Notes as their name(s) appear on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
--------------------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

                                   GUARANTEE
                    (Not to be Used for Signature Guarantee)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the securities Transfer Agents Medallion on Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.
                             ---------------------

    *Must be in denominations of principal amount of $1,000 and any integral multiple thereof.



-----------------------------------------------------    -----------------------------------------------------
                    Name of Firm                                         Authorized Signature

-----------------------------------------------------    -----------------------------------------------------
                       Address

-----------------------------------------------------     Name ----------------------------------------------
                      Zip Code                                          (Please Type or Print)

Area Code and Tel. No -----------------------------      Dated:
                                                         -----------------------------------------------

      NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES
        FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY
                        EXECUTED LETTER OF TRANSMITTAL.